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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 23, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


          Oklahoma                   1-2572                  73-1520922
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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        On May 15, 2001, the Company issued a press release announcing a revision in its computation of earnings per share for common stock (EPS) to conform to a recent announcement of the Financial Accounting Standards Board Staff codified in Emerging Issues Task Force Topic D-95 (Topic D-95). The interpretation of Statement of Financial Accounting Standards No. 128 "Earnings per Share" (SFAS No. 128) requires a revision to the method of earnings per share computation for convertible and participating securities such as ONEOK's Series A Convertible Preferred Stock.

        EPS included in the Company's Form 10-Q for the three months ended March 31, 2001 and 2000, filed with the Securities and Exchange Commission
        (SEC) on May 15, 2001, were calculated in accordance with Topic D-95. Reference should be made to our March 31, 2001 Form 10-Q for additional information on the specific changes to our EPS computations to comply with Topic D-95. The 2000 Annual Report on Form 10-K (Form 10-K), filed with the SEC on March 26, 2001, is not required to be amended for the application of Topic D-95. Topic D-95 is an interpretation of SFAS No. 128 that is applied upon the issuance of Topic D-95, and only requires EPS computations and disclosures for prior periods to be amended for the interpretation included in Topic D-95 as these periods are presented as comparative periods in future filings.

        On May 17, 2001, the Company's shareholders approved a two-for-one split of the Company's common stock to be effected by the Company issuing one additional share of common stock for each outstanding share of common stock to holders of record on May 23, 2001, with distribution of the split shares on June 11, 2001. This Form 8-K presents in the summary table at Exhibit 99.a.1 the previously reported EPS, EPS to conform with Topic D-95, and EPS giving retroactive effect to the two-for-one stock split and the application of Topic D-95 for the periods included in the Form 10-K and other selected periods. Exhibits 99.a.2 through 99.a.16 include the revised calculation and disclosures of EPS to conform with Topic D-95 and give retroactive effect to the May 2001 two-for-one stock split. These amended EPS computations and disclosures will be included in applicable future filings as these prior periods are required to be presented.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)  Exhibits

            99.a.1      Summary of Revisions to Computation of Earnings per
                        Share
            99.a.2 Revised Earnings per Share Computation - Year Ended December 31, 2000
            99.a.3 Revised Earnings per Share Computation - Year Ended August 31, 1999
            99.a.4 Revised Earnings per Share Computation - Year Ended August 31, 1998
            99.a.5 Revised Earnings per Share Computation - Year Ended August 31, 1997
            99.a.6 Revised Earnings per Share Computation - Year Ended August 31, 1996
            99.a.7 Revised Earnings per Share Computation - Four Months Ended December 31, 1999
            99.a.8 Revised Earnings per Share Computation - Four Months Ended December 31, 1998

                                       2
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            99.a.9      Revised Earnings per Share Computation - Three Months
                        Ended March 31, 2000
            99.a.10 Revised Earnings per Share Computation - Three and Six Months Ended June 30, 2000
            99.a.11 Revised Earnings per Share Computation - Three and Nine Months Ended September 30, 2000
            99.a.12 Revised Earnings per Share Computation - Three Months Ended December 31, 2000
            99.a.13 Revised Earnings per Share Computation - Three Months Ended March 31, 1999
            99.a.14 Revised Earnings per Share Computation - Three and Six Months Ended June 30, 1999
            99.a.15 Revised Earnings per Share Computation - Three and Nine Months Ended September 30, 1999
            99.a.16 Revised Earnings per Share Computation - Three Months Ended December 31, 1999

Exhibits 99.a.2 through 99.a.16 include the revised calculation and disclosures of EPS to conform with Topic D-95 and give retroactive effect to the May 2001 two-for-one stock split.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 23rd day of May 2001.

                                                  ONEOK, Inc.


                                     By: /s/ Jim Kneale
                                        ------------------------------------
                                        Jim Kneale
                                        Senior Vice President, Treasurer
                                        and Chief Financial Officer
                                        (Principal Financial Officer)

                                       4
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                                 EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------

99.a.1               Summary of Revisions to Computation of Earnings per Share
99.a.2               Revised Earnings per Share Computation - Year Ended December 31, 2000
99.a.3               Revised Earnings per Share Computation - Year Ended August 31, 1999
99.a.4               Revised Earnings per Share Computation - Year Ended August 31, 1998
99.a.5               Revised Earnings per Share Computation - Year Ended August 31, 1997
99.a.6               Revised Earnings per Share Computation - Year Ended August 31, 1996
99.a.7               Revised Earnings per Share Computation - Four Months Ended December 31, 1999
99.a.8               Revised Earnings per Share Computation - Four Months Ended December 31, 1998
99.a.9               Revised Earnings per Share Computation - Three Months Ended March 31,2000
99.a.10              Revised Earnings per Share Computation - Three and Six Months Ended June 30, 2000
99.a.11              Revised Earnings per Share Computation - Three and Nine Months Ended September 30, 2000
99.a.12              Revised Earnings per Share Computation - Three Months Ended December 31, 2000
99.a.13              Revised Earnings per Share Computation - Three Months Ended March 31, 1999
99.a.14              Revised Earnings per Share Computation - Three and Six Months Ended June 30, 1999
99.a.15              Revised Earnings per Share Computation - Three and Nine Months Ended September 30, 1999
99.a.16              Revised Earnings per Share Computation - Three Months Ended December 31, 1999


Exhibits 99.a.2 through 99.a.16 include the revised calculation and disclosures of EPS to conform with Topic D-95 and give retroactive effect to the May 2001 two-for-one stock split.

                                       5